UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN HIGH YIELD PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 83.4%
CONSUMER DISCRETIONARY - 19.0%
Auto Components - 0.2%
Goodyear Tire & Rubber Co., Senior Notes	10.500%	5/15/16	230,000		$248,975
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	400,786	(a)

Total Auto Components					649,761

Automobiles - 0.6%
Escrow GCB General Motors	7.200%	1/15/11	4,090,000		40,900	(b)(c)(d)(e)
Escrow GCB General Motors	8.250%	7/15/23	1,320,000		13,200	(b)(d)(e)
Escrow GCB General Motors	8.375%	7/15/33	2,455,000		24,550	(b)(d)(e)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	210,000		238,235
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	1,880,000		1,870,004

Total Automobiles					2,186,889

Diversified Consumer Services - 1.6%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,267,000		1,181,478
Sotheby’s, Senior Notes	7.750%	6/15/15	1,750,000		1,824,375
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	2,170,000		2,099,475
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	490,000		469,175

Total Diversified Consumer Services					5,574,503

Hotels, Restaurants & Leisure - 8.5%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	385,000		282,975
Caesars Entertainment Operating Co. Inc., Senior Bonds	5.625%	6/1/15	194,000		116,400
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,000,000		725,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	3,250,000		2,925,000
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,509,484		1,332,119	(a)(f)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000		1,215,825	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,180,000		1,869,350	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	680,000		661,300	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	1,455,000		1,819	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,310,000		1,205,200	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	3,430,000		3,292,800	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,600,000		1,480,000	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,550,000		1,557,750
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	410,000		412,050	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	210,000		177,975
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	260,000		283,725
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	190,000		172,900	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	4,342,000		2,865,720
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,970,000		2,999,700	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,560,000		1,755,000
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	440,000		423,500
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,720,000		1,702,800	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	2,755,000		2,410,625	(a)(g)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	890,000		89	(b)(d)(e)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	623,000		613,655	(a)

Total Hotels, Restaurants & Leisure					30,483,277

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Durables - 0.2%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,000,000	$822,500

Internet & Catalog Retail - 1.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,870,000	2,024,275
QVC Inc., Senior Secured Notes	7.375%	10/15/20	2,270,000	2,417,550	(a)

Total Internet & Catalog Retail				4,441,825

Media - 3.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	130,000	132,275
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,690,000	1,757,600
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	3,690,000	2,361,600	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,375,000	783,750	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	470,000	504,075	(a)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	690,000	658,950	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,320,000	1,234,200
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,570,000	1,295,250	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	100,000	113,500
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	800,000	816,000
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,770,000	1,575,300	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	170,000	159,375	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000	410,000	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	930,000	874,200	(a)

Total Media				12,676,075

Multiline Retail - 1.2%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	4,810,000	4,184,700

Specialty Retail - 1.4%
American Greetings Corp., Senior Notes	7.375%	6/1/16	575,000	562,063
American Greetings Corp., Senior Notes	7.375%	6/1/16	360,000	351,900
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,400,000	1,944,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,530,000	1,132,200
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,050,000	997,500	(a)

Total Specialty Retail				4,987,663

Textiles, Apparel & Luxury Goods - 0.6%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	768,600	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,350,000	1,485,000

Total Textiles, Apparel & Luxury Goods				2,253,600

TOTAL CONSUMER DISCRETIONARY				68,260,793

CONSUMER STAPLES - 1.7%
Food Products - 1.2%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	330,000	278,850	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	720,000	716,400	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,655,000	3,161,575	(a)

Total Food Products				4,156,825

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	400,000	401,000	(a)

Tobacco - 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,932,000	1,593,900

TOTAL CONSUMER STAPLES				6,151,725

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 14.7%
Energy Equipment & Services - 3.6%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,266,000	$1,266,000
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,930,000	3,713,850	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,430,000	1,376,375
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,200,000	1,173,000	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	909,000
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	1,180,000	1,174,100
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,260,000	3,357,800

Total Energy Equipment & Services				12,970,125

Oil, Gas & Consumable Fuels - 11.1%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	530,000	503,500	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	830,000	929,600
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	300,000	286,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,250,000	1,162,500	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	840,000	865,200
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	535,000	569,775
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	150,000	151,125
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,015,000	1,040,375
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	110,000	108,350
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,452,700
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	490,000	515,725
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,984,315	3,346,825	(a)(d)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,230,000	1,260,750
Denbury Resources Inc.	9.750%	3/1/16	750,000	810,000
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	732,000	768,600
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,570,000	1,613,175
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	2,145,000	2,222,756	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,550,000	1,364,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	840,000	894,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	140,000	142,100
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	620,000	635,500
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,020,000	976,650	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,430,000	1,144,000	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	710,000	731,300	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,460,000	1,211,800
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,558,700
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,085,000	943,950	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,660,000	2,886,100
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	686,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,795,000	3,018,600
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	100,000	98,000
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	164,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,170,000	1,205,100
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	380,000	381,900
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	580,000	533,600	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,190,000	2,096,925
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,690,000	1,512,550	(a)

Total Oil, Gas & Consumable Fuels				39,793,081

TOTAL ENERGY				52,763,206

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
FINANCIALS - 6.7%
Commercial Banks - 2.0%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	1,670,000		$1,195,827
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	660,000		607,200	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	300,000		270,000	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	700,000		696,500	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	960,000		756,000	(a)(g)(h)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	780,000		702,000
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,210,000		1,122,275
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	960,000		624,000	(g)(h)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	990,000		990,199	(g)(h)

Total Commercial Banks					6,964,001

Consumer Finance - 0.8%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	80,000		70,200
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	820,000	EUR	991,482
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,700,000		1,678,235
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	230,000		239,238

Total Consumer Finance					2,979,155

Diversified Financial Services - 3.2%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	640,000		544,096	(g)(h)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,973,000		2,209,760
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	960,000		974,400
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	120,000		110,400
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,200,000		1,206,000
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000		532,650
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,580,000		3,508,400
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,480,000		1,376,400
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	1,440,000		1,116,000

Total Diversified Financial Services					11,578,106

Insurance - 0.3%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	590,000		580,241	(a)(g)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	490,000		366,470	(g)(h)

Total Insurance					946,711

Thrifts & Mortgage Finance - 0.4%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	1,400,000		1,372,000	(a)

TOTAL FINANCIALS					23,839,973

HEALTH CARE - 3.7%
Health Care Equipment & Supplies - 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	460,000		473,800
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	353,000		361,825	(f)

Total Health Care Equipment & Supplies					835,625

Health Care Providers & Services - 3.5%
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	935,946		901,774
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	280,000		281,400
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,530,000		3,485,875
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	830,000		776,050	(a)

Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	140,000		144,200
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	600,000		609,000	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	915,000		1,011,075	(a)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	1,000,000		937,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - continued
HCA Inc., Notes	7.690%	6/15/25	1,675,000	$1,507,500
HCA Inc., Senior Secured Notes	7.875%	2/15/20	535,000	553,725
INC Research LLC, Senior Notes	11.500%	7/15/19	610,000	544,425	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	590,000	448,400
US Oncology Inc.	9.125%	8/15/17	1,190,000	8,925	(e)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,235,000	1,133,112

Total Health Care Providers & Services				12,342,961

TOTAL HEALTH CARE				13,178,586

INDUSTRIALS - 14.5%
Aerospace & Defense - 2.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	590,000	590,000	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	372,000	386,880
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	480,000	446,400	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	580,000	537,950	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	910,000	905,450
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,160,000	1,235,400
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	3,840,000	3,724,800	(a)

Total Aerospace & Defense				7,826,880

Airlines - 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	953,663	782,003	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	386,122	378,400
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	429,328	429,328
Continental Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	685,485	685,485
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	29,642	28,901
Delta Air Lines, Secured Notes	6.375%	1/2/16	230,000	207,000	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	266,589	262,590
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	494,761	482,392
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	633,130	648,958
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	813,000	837,390	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	405,000	415,125	(a)

Total Airlines				5,157,572

Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,003,200	702,240	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	540,000	523,800	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	200,000	190,000	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	1,120,000	918,400	(a)

Total Building Products				2,334,440

Commercial Services & Supplies - 1.8%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,900,000	2,668,000	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	2,510,000	2,259,000
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,115,000	1,151,238
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	330,000	285,450
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	230,000	241,500	(a)

Total Commercial Services & Supplies				6,605,188

Electrical Equipment - 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,965,000	1,640,775	(a)

Machinery - 0.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,390,000	1,292,700	(a)

Marine - 1.3%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,050,000	1,050,000	(a)(b)(d)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,390,000	1,390,000	(a)(b)(d)(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Marine - continued
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,570,000		$1,307,025
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	920,000		768,200

Total Marine					4,515,225

Road & Rail - 4.0%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	630,000		604,800	(a)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	8.250%	1/15/19	500,000		457,500
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,222,562		2,967,142	(f)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	300,000		291,000
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	2,767,000		2,780,835	(a)(d)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	3,787,000		4,345,582
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	295,000		313,806
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	360,000		347,400
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,000,000		2,165,000

Total Road & Rail					14,273,065

Trading Companies & Distributors - 0.6%
Ashtead Capital Inc., Notes	9.000%	8/15/16	700,000		693,000	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,465,000		1,406,400

Total Trading Companies & Distributors					2,099,400

Transportation - 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	3,390,000		1,372,950	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,020,000		1,393,800	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,410,000		3,205,400	(a)

Total Transportation					5,972,150

Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	220,000		200,200	(a)

TOTAL INDUSTRIALS					51,917,595

INFORMATION TECHNOLOGY - 1.4%
Electronic Equipment, Instruments & Components - 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,210,000		2,309,450	(a)

IT Services - 0.6%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,062,700		855,473	(f)
First Data Corp., Senior Notes	10.550%	9/24/15	68,501		56,968	(f)
First Data Corp., Senior Notes	11.250%	3/31/16	790,000		533,250
First Data Corp., Senior Notes	12.625%	1/15/21	550,000		407,000	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	270,000		256,500	(a)

Total IT Services					2,109,191

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	208,000		208,000
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000		513,750	(a)

Total Semiconductors & Semiconductor Equipment					721,750

TOTAL INFORMATION TECHNOLOGY					5,140,391

MATERIALS - 8.0%
Chemicals - 1.5%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,981,000		2,000,810	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	120,000		114,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	1,334,000	EUR	1,456,589	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	184,000		198,260	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	665,445		718,681
Solutia Inc., Senior Notes	7.875%	3/15/20	760,000		799,900

Total Chemicals					5,288,240

Containers & Packaging - 2.1%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	550,000		422,521	(a)(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Containers & Packaging - continued
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,710,000		$1,539,000	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	799,563	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	390,000		331,500
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,430,000		1,387,100	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	700,000		595,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	1,440,000		1,389,600	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,110,000		1,121,100	(a)

Total Containers & Packaging					7,585,384

Metals & Mining - 3.1%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	290,000		269,700	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	4,420,000		3,491,800	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,130,000		915,300	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,350,000		2,303,000
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	4,000,000		1,720,000
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	810,000		769,500	(a)(d)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,790,000		1,611,000	(a)

Total Metals & Mining					11,080,300

Paper & Forest Products - 1.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,627,000		1,578,190
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	2,390,000		2,485,600
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	370,000		268,250
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	410,000		282,900

Total Paper & Forest Products					4,614,940

TOTAL MATERIALS					28,568,864

TELECOMMUNICATION SERVICES - 8.0%
Diversified Telecommunication Services - 4.4%
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	370,000		344,100
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	1,130,000		853,150
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,900,000		1,957,000	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	710,000		711,775	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	970,000		983,337
Primus Telecom Holdings, Senior Secured Notes	9.500%	5/15/17	1,250,000		1,206,250	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	479,542		447,173	(a)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	297,000	EUR	360,105	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	250,000	EUR	318,191	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	2,558,000		2,660,320
West Corp., Senior Notes	8.625%	10/1/18	2,200,000		2,139,500
West Corp., Senior Notes	7.875%	1/15/19	130,000		122,200
West Corp., Senior Subordinated Notes	11.000%	10/15/16	900,000		927,000
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	470,000		401,262	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,874,783		1,412,405	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	930,000		867,225

Total Diversified Telecommunication Services					15,710,993

Wireless Telecommunication Services - 3.6%
Cricket Communications Inc., Senior Notes	7.750%	10/15/20	1,770,000		1,539,900
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,500,000		1,455,000
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	320,000		239,200
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,281,000		5,456,619
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	245,000		240,100

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - continued
True Move Co., Ltd.	10.750%	12/16/13	305,000	$323,300	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	3,420,000	3,625,200	(a)

Total Wireless Telecommunication Services				12,879,319

TOTAL TELECOMMUNICATION SERVICES				28,590,312

UTILITIES - 5.7%
Electric Utilities - 2.5%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	2,379,093	2,432,622
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	240,000	247,200
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,990,000	1,771,100	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,230,000	3,278,450
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,700,000	1,360,000	(a)

Total Electric Utilities				9,089,372

Gas Utilities - 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,100,000

Independent Power Producers & Energy Traders - 2.9%
AES Corp., Senior Notes	8.000%	10/15/17	590,000	592,950
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	500,000	477,500	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,040,000	1,968,600	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	865,000	475,750
Edison Mission Energy, Senior Notes	7.625%	5/15/27	1,875,000	1,031,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	666,000	649,350
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	370,000	351,500	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	930,000	939,300	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,500,000	3,780,000
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	146,144	153,452

Total Independent Power Producers & Energy Traders				10,419,652

TOTAL UTILITIES				20,609,024

TOTAL CORPORATE BONDS & NOTES (Cost - $323,004,985)				299,020,469

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
BlackRock Capital Finance LP, 1996-R1 (Cost - $121,727)	9.580%	9/25/26	137,826	11,474	(d)(g)

COLLATERALIZED SENIOR LOANS - 3.9%
CONSUMER DISCRETIONARY - 1.8%
Diversified Consumer Services - 0.8%
Realogy Corp., Term Loan	13.500%	10/15/17	3,000,000	2,928,000	(j)

Hotels, Restaurants & Leisure - 0.2%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	459,000	444,771	(j)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	458,850	412,965	(j)

Total Hotels, Restaurants & Leisure				857,736

Media - 0.3%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,000,000	1,030,000	(j)

Specialty Retail - 0.5%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	1,650,000	1,579,875	(j)

TOTAL CONSUMER DISCRETIONARY				6,395,611

HEALTH CARE - 0.2%

Health Care Equipment & Supplies - 0.2%
Immucor Inc., Term Loan B	7.250%	8/17/18	510,000	502,137	(j)

INDUSTRIALS - 0.2%
Marine - 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	415,198	415,198	(b)(j)
Trico Shipping AS, Term Loan B	0.000%	5/12/14	415,198	415,198	(b)(i)

TOTAL INDUSTRIALS				830,396

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	930,000	$857,925	(j)

TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,399,242	3,399,242	(j)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	770,000	773,850	(j)

TOTAL TELECOMMUNICATION SERVICES				4,173,092

UTILITIES - 0.3%
Electric Utilities - 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.726 - 4.772%	10/10/17	1,541,517	1,030,409	(j)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $14,180,860)				13,789,570

CONVERTIBLE BONDS & NOTES - 1.5%
CONSUMER DISCRETIONARY - 0.6%
Diversified Consumer Services - 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,035,000	2,367,300	(a)

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	160,000	103,000	(a)

INDUSTRIALS - 0.7%
Marine - 0.7%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	3,275,000	2,390,750	(b)

MATERIALS - 0.2%
Chemicals - 0.2%
Hercules Inc.	6.500%	6/30/29	770,000	594,825

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $6,083,170)				5,455,875

			SHARES
COMMON STOCKS - 4.0%
CONSUMER DISCRETIONARY - 2.2%
Automobiles - 0.0%
General Motors Co.			836	16,870	*

Media - 2.2%
Charter Communications Inc., Class A Shares			167,471	7,844,342	*
Cumulus Media Inc., Class A Shares			1,819	5,166	*

Total Media				7,849,508

TOTAL CONSUMER DISCRETIONARY				7,866,378

ENERGY - 1.1%
Energy Equipment & Services - 1.0%
KCAD Holdings I Ltd.			361,587,957	3,644,083	*(b)(d)

Oil, Gas & Consumable Fuels - 0.1%
SemGroup Corp., Class A Shares			13,610	271,656	*

TOTAL ENERGY				3,915,739

INDUSTRIALS - 0.5%
Building Products - 0.1%
Ashton Woods USA LLC, Class B Membership			346	223,170	*(b)(d)
Nortek Inc.			4,800	91,200	*

Total Building Products				314,370

Marine - 0.4%
DeepOcean Group Holding AS			111,195	1,556,730	*(d)

TOTAL INDUSTRIALS				1,871,100

MATERIALS - 0.2%
Chemicals - 0.2%
Georgia Gulf Corp.			19,463	269,173	*
LyondellBasell Industries NV, Class A Shares			18,618	454,838

TOTAL MATERIALS				724,011

TOTAL COMMON STOCKS (Cost - $10,902,779)				14,377,228

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.7%
FINANCIALS - 0.7%
Diversified Financial Services - 0.7%
Bank of America Corp. (Cost - $3,140,313)	7.250%		3,130	$2,397,549

PREFERRED STOCKS - 2.4%
FINANCIALS - 2.3%
Commercial Banks - 0.4%
Banesto Holdings Ltd.	10.500%		55,200	1,383,450	(a)

Consumer Finance - 0.9%
GMAC Capital Trust I	8.125%		172,065	3,140,186	(g)

Diversified Financial Services - 1.0%
Citigroup Capital XII	8.500%		79,725	2,001,097	(g)
Citigroup Capital XIII	7.875%		61,950	1,636,100	(g)

Total Diversified Financial Services				3,637,197

TOTAL FINANCIALS				8,160,833

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		5,170	491,150	(a)(d)(g)

TOTAL PREFERRED STOCKS (Cost - $9,840,086)				8,651,983

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.3%
Buffets Restaurant Holdings		4/28/14	3,104	31	*(b)(d)
Charter Communications Inc.		11/30/14	3,493	39,296	*(d)
CMP Susquehanna Radio Holdings Co.		3/23/19	45,731	200,759	*(a)(b)(d)
General Motors Co.		7/10/16	28,620	333,137	*
General Motors Co.		7/10/19	28,620	226,956	*
Jack Cooper Holdings Corp.		12/15/17	2,297	137,820	*(d)
Jack Cooper Holdings Corp.		5/6/18	1,159	69,540	*(d)
Nortek Inc.		12/7/14	5,120	10,240	*(b)(d)
SemGroup Corp.		11/30/14	14,326	58,737	*(b)

TOTAL WARRANTS (Cost - $3,937,703)				1,076,516

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $371,211,623)				344,780,664

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 1.6%
U.S. Government Agencies - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $208,934)	0.110 - 0.120%	1/10/12	209,000	208,989	(k)(l)

Repurchase Agreements - 1.5%
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/11; Proceeds at maturity - $5,711,019; (Fully collateralized by U.S. government agency obligations, 0.440% due 8/28/12; Market value - $5,825,220) (Cost - $5,711,000)	0.040%	10/3/11	5,711,000	5,711,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $5,919,934)				5,919,989

TOTAL INVESTMENTS - 97.8% (Cost - $377,131,557#)				350,700,653
Other Assets in Excess of Liabilities - 2.2%				7,771,577

TOTAL NET ASSETS - 100.0%				$358,472,230

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

(c)	The maturity principal is currently in default as of September 30, 2011.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The coupon payment on these securities is currently in default as of September 30, 2011.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	All or a portion of this loan is unfunded as of September 30, 2011. The interest rate for fully unfunded term loans is to be determined.

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR	— Euro

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset High Yield Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$289,604,570	$9,415,899	$299,020,469
Collateralized mortgage obligations	—	—	11,474	11,474
Collateralized senior loans	—	13,789,570	—	13,789,570

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Convertible bonds & notes		$5,455,875	—	$5,455,875
Common stocks	$8,953,245	—	$5,423,983	14,377,228
Convertible preferred stocks	2,397,549	—	—	2,397,549
Preferred stocks	6,777,383	1,383,450	491,150	8,651,983
Warrants	560,093	259,496	256,927	1,076,516

Total long-term investments	$18,688,270	$310,492,961	$15,599,433	$344,780,664

Short-term investments†	—	5,919,989	—	5,919,989

Total investments	$18,688,270	$316,412,950	$15,599,433	$350,700,653

Other financial instruments:
Futures contracts	$744,215	—	—	$744,215
Forward foreign currency contracts	—	$333,868	—	333,868

Total other financial instruments	744,215	333,868	—	1,078,083

Total	$19,432,485	$316,746,818	$15,599,433	$351,778,736

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$12,221	—	—	$12,221
Forward foreign currency contracts	—	$58,829	—	58,829

Total	$12,221	$58,829	—	$71,050

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED MORTGAGE OBLIGATIONS	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2010	$2,338,820	$27,180	$3,227,700	$155,717	$4	93,303	$5,842,724
Accrued premiums/discounts	4,802	444	925	—	—	—	6,171
Realized gain (loss)(1)	9,068	(108,793)	—	—	383,185	(11)	283,449
Change in unrealized appreciation (depreciation)(2)	(303,867)	93,910	(67,332)	(512,984)	54,538	261,733	(474,002)
Net purchases (sales)	7,366,987	(1,267)	(3,161,293)	5,781,250	53,423	63,365	10,102,465
Transfers into Level 3	89	—	—	—	—	39,296	39,385
Transfers out of Level 3	—	—	—	—	—	(200,759)	(200,759)

Balance as of September 30, 2011	$9,415,899	$11,474	—	$5,423,983	$491,150	$256,927	$15,599,433

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(2)	$(344,254)	$93,910	—	$(512,984)	$37,534	$60,975	$(664,819)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-

Notes to Schedule of Investments (unaudited) (continued)

upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the

Notes to Schedule of Investments (unaudited) (continued)

premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts, if any, are identified in the Schedule of Investments.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit

Notes to Schedule of Investments (unaudited) (continued)

default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2011, the Fund had no credit default swaps to sell protection.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $58,829. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,686,424
Gross unrealized depreciation	(37,117,328)

Net unrealized depreciation	$(26,430,904)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	54	12/11	$7,821,535	$8,565,750	$744,215

Contracts to Sell:
U.S. Treasury 5-Year Notes	217	12/11	26,566,888	26,579,109	(12,221)

Net unrealized gain on open futures contracts					$731,994

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	$243,320,000	$4,106,353
Options closed	(29,200,000)	(868,660)
Options expired	(214,120,000)	(3,237,693)
Written options, outstanding as of September 30, 2011	—	—

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Credit Suisse	702,696	$941,171	11/16/11	$(58,829)

Contracts to Sell:
Euro	Credit Suisse	1,242,940	1,664,757	11/16/11	107,178
Euro	Credit Suisse	1,300,000	1,741,182	11/16/11	128,738
Euro	Royal Bank of Scotland PLC	1,300,000	1,741,182	11/16/11	97,952

					333,868

Net unrealized gain on open forward foreign currency contracts					$275,039

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$744,215	$(12,221)	—	—	$731,994
Foreign Exchange Contracts	—	—	$333,868	$(58,829)	275,039

Total	$744,215	$(12,221)	$333,868	$(58,829)	$1,007,033

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$257,386
Written options†	1,097,060
Forward foreign currency contracts (to buy)	952,231
Forward foreign currency contracts (to sell)	7,457,853
Futures contracts (to buy)	7,086,488
Futures contracts (to sell)	25,891,152

†	At September 30, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 22, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 22, 2011